ATTACHMENT A to Software License and Hosting Services Agreement (MSA)/Purchase Order
Managed Service Statement of Work Number / Project Title: SOW #5 SXP Business Growth Support Subscription Services MSA Number: (Optional)

NO WORK ON THIS PROJECT IS AUTHORIZED OR SHALL COMMENCE UNTIL A VALID PURCHASE ORDER IS DULY ISSUED BY CISCO

1.	GENERAL.
This Statement of Work (“SOW”) defines services (“Services”) to be performed for and Work Product to be delivered as applicable to Cisco Systems, Inc. (“Cisco”) by Covisint Corporation (“Covisint”, “Licensor” or “Supplier”) under the Software License and Hosting Services Agreement defined below.
This SOW is governed by, incorporated into, and made part of the terms and conditions of the Software License and Hosting Services Agreement, having an effective date of November 19, 2013 (“MSA” or “Agreement”), as amended, between Covisint and Cisco. In the event of any conflict between the SOW and the MSA and/or Purchase Order, the SOW will prevail, solely to the extent of the inconsistency unless otherwise stated.
The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs which may be executed and attached to the MSA and/or Purchase Order.
Any references in this SOW to specific sections in the Agreement are solely for the convenience of the parties and are not intended to modify the Agreement. If the parties wish to modify any provisions of the Agreement, such modifications must be clearly stated, specifying the sections to be modified and how they are to be modified. Any such modifications shall apply only with respect to this SOW, and shall not affect any other existing or future SOWs unless otherwise indicated.
This SOW is comprised of the following parts:
SOW Sections 1 - 14
Appendix A: Definitions
Appendix B: Cisco standard document templates and Sample Reports
Appendix C: CSPO Information Classification Policy
Appendix D: Rate card for change orders
Appendix E: Fixed Price Breakdown

2.	SCOPE OF SERVICES.
a) Executive Summary
SXP Business Growth Support Subscription Services as further defined herein in order to support Cisco’s SXP subscription business growth and go to market strategy.
b) Supplier shall provide Services under the following phases;
These are subscription services, there are no phases.
c) Project Organization
Not applicable.

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3.	SERVICES AND WORK PRODUCT.
a)Services Scope.

1)	SXP Business Growth Support Subscription Services (“Growth Support Subscription”).

a)	Covisint Responsibilities. Supplier shall be solely responsible for providing the following Growth Support Subscription Services as more fully described below.
***

b)	Cisco Responsibilities.

1)	Provide commercially reasonable support to Covisint in order for Covisint to timely complete the Work Product.

b)Specifications for Work Product. This section (b) is not applicable for this SOW.
The Work Product shall meet the following technical, functional and other Specifications:
All Work Product prepared by Supplier will be produced using Cisco standard desktop, Oracle Development, and Training tools (i.e., MS Word, MS Excel, MS PowerPoint, MS Visio, Standard Survey, and Tools, etc.) and adhere to the requirements and specifications of the Cisco standard document templates (Appendix B) unless otherwise approved by Cisco.
All Work Product prepared by Supplier will be subject to Cisco’s acceptance in accordance with Section 4 of this SOW in order to determine whether they comply in all material respects with the specifications agreed upon by the parties in this SOW.
Supplier shall mark all Work Products in accordance with CSPO Information Classification Policy. A copy of the current policy is located at http://wwwin.cisco.com/infosec/policies/classification.shtml#marking (or any successor sites) as it may be updated from time to time at Cisco’s sole discretion, and Supplier must comply with any updates to the policy during the term of this SOW.
c)Support and Training. Supplier shall provide the following support and training for the Services and Work Products as applicable
•No additional support or training defined other than as defined in the Agreement.

d)Written Reports. Supplier shall provide the following written reports: Written reports as mutually agreed to by the parties. Deliverables may be in the form of written reports.

Frequency	Report Title	Type
Content Overview of Report Content
Instruction: Overview Of Delivery Status: Updated MS Project Plan Gantt Chart Showing Progress, Report On Any Deliveries Made Week Before, Issues, Escalations, Planning For Next Week’s Activities.
				Format	To Be Delivered To
	(Enter Title Of Report To Be Provided)	(Report Type)	(Enter brief description of what report should contain)	(Word, Excel, Powerpoint, Ms Project)	(Enter Name Or Position Who Will Receive Report)

Samples of reports can be found in Appendix B

4.
SERVICE LEVEL AGREEMENT AND TESTING PROCEDURES - Service Level Agreement and Testing Procedures are defined in the Agreement, therefore, except for Section 4(f) this Section 4 does not apply to this SOW.

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a) Service Level Agreement (SLA).
The table below sets service levels requirements (“Service Levels”) that shall be prescribed to measure Supplier’s performance of the Ongoing Services under this SOW. Supplier agrees that Services shall meet or exceed each of the applicable Service Levels set out below, subject to the limitations and in accordance with the provisions set out in this SOW and the Agreement.

Area	Definition	Service Level	Report by	Format

During the Transition-In Phase, both Parties shall validate the Service Level baselines.
SLA’s shall be measured, calculated and reported by the 10th of each month during the SOW Term. The Parties shall mutually agree on the criteria and data source for the report.
Supplier shall be responsible for promptly investigating and minimizing impact of all failures to meet the SLA by:

i)	Initiating problem investigations to identify root causes of failures related to not achieving the SLA;

ii)	Immediately reporting problems related to the Services that reasonably could be expected to have a material adverse effect on Cisco 's operations to Cisco and

iii)	Making written recommendations to Cisco for improvement in procedures related to the Services.
Where performance fails to meet an SLA during the Ongoing Maintenance Phase, a root cause analysis will be conducted by Supplier to determine the cause of the missed Service Level, and corrective actions will be identified and implemented. Where the root cause analysis identifies corrective action related to scope outside of Supplier’s scope within SOW, Cisco shall ensure appropriate corrective action is taken by the appropriate Parties.
If Supplier performance fails to meet an SLA for two (2) consecutive months due to factors within Supplier’s control, at the discretion of the Cisco Production Support Manager, the matter may be escalated to the Steering Committee for review. When corrective action is accepted by the Steering Committee, Supplier shall be considered to have met the SLA.
***
If the Ongoing Services provided pursuant to this SOW are changed, modified or enhanced (whether by Change Control Procedure outlined in the Agreement or through the provision of new services), the Parties shall review the Service Levels then in effect and shall in good faith determine whether such Service Levels should be adjusted and whether additional Service Levels should be implemented.
Quarterly Performance Evaluation: On a quarterly basis, Supplier shall provide Cisco with a report that details Supplier’s performance with respect to each measure set forth in the SLA during the preceding quarter (the “Quarterly Business Review”).
e) Quality Assurance (QA) Testing and Acceptance.
The Work Product shall pass the following tests:

In the event that the Work Product does not conform to the applicable specifications of the SOW (such non-conformance will be referred to as "Deficiencies"), Cisco shall reject the Work Product and provide written notice to Supplier describing the Deficiencies in sufficient detail to enable Supplier to correct such Deficiencies. Supplier shall address such Deficiencies in a timely manner. Supplier shall compile an action plan to correct any Deficiencies and the process for acceptance detailed herein shall be repeated until such time as all Deficiencies have been resolved and the Deliverable is accepted by Cisco. Cost of any work effort undertaken by Supplier to rectify Deficiencies in the tasks completed by Supplier will be borne by Supplier.

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If Cisco does not provide written acceptance or rejection within ten (10) working days, then Supplier will follow a mutually agreed upon escalation process (“Escalation Process”). This Escalation Process will be developed in the first 4 weeks after work on this SOW begins.
Cisco and Supplier may mutually agree to extend the period of time allotted for any review, correction or change under this section. Any such extension of time will extend the schedule for subsequent Deliverables by a corresponding amount, if the subsequent Deliverable is dependent on completion of the former Deliverable.
f) Additional Acceptance Criteria.
The parties agree that acceptance criteria for the Growth Support Subscription and Work Product shall be mutual review and acceptance on a monthly basis by the parties as fulfilling the description set forth in Section 3(a)(1)(a) and any additional criteria agreed to by the parties in writing during the Term.

5.    RESOURCES TO BE PROVIDED BY SUPPLIER.
Supplier shall provide the following to complete the Services:

(a)	SUPPLIER’S PRE-EXISTING PROPERTY.
Supplier will use the following Pre-existing Property of Supplier to complete the Services.
Covisint Platform Services
(b) Supplier Resources - Not Applicable
All Supplier’s personnel requiring access to Cisco’s premises or network must go through the Contingent Worker Onboarding (CWO) process which includes background screening by a third party agency. Each individual must achieve a rating acceptable to Cisco before they may participate in this SOW engagement.
Only those personnel directly responsible for management of the contract, or whose professional/technical skills are essential for successful implementation of the project or statement of work should be designated as Key Personnel. Key Personnel are subject to approval of Cisco’s management prior to assignment. Cisco may require removal of designated Key Personnel for no reason or any reason, and Supplier shall promptly comply with Cisco’s direction. For avoidance of doubt, Cisco may only require removal of non-key personnel from the project for good cause, including by way of illustration and not of limitation, failure to comply with Cisco’s “Job Practice and Behavior Guide for Vendors, Contractors, Independent Contractors, Suppliers, and Access-Only” as communicated to all Supplier resources in the “Cisco Confidential Information Agreement: Individuals (Vendors, Contractors, Independent Contractors, Suppliers, and Partners)” they sign as part of the Cisco Non-Employee Access package.

Key Personnel
Name	Role	Participation	Primary Location

Supplier Day-to-Day On-Site Support Team Manager: This role is not applicable for this SOW.
Supplier’s planned headcount for this work is described in Appendix E (Fixed Cost Breakdown) attached to this SOW, however as this is a Managed Service, the non key resources to be used under this SOW shall be at the discretion of Supplier, as long as Supplier continues to meet the requirements under sections 3, 4, 9 and 13 of this SOW. Supplier shall not increase the agreed monthly cost to charge for resources in excess of the planned resources outlined in Appendix E, unless any such additional resources are required as a result of an approved Change Order as per Section 12, or volume change as outlined in 9d.
Cisco will utilize Supplier Day-to-Day On-Site Support Team Manager as a single point of contact for all communications. Cisco will refrain from contacting or communicating with Supplier staff or team members without engaging the appropriate Supplier Day-to-Day On-Site Support Team Manager prior to doing so.

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Supplier Day-to-Day On-Site Support Team Manager is responsible for the following resource management tasks:

i)	Representing all of Supplier’s employees and areas of delivery provided by Supplier to Cisco as defined in this SOW

ii)	Professional and satisfactory completion of the stated Service Levels and Work Products

iii)	Timely and effective selection of appropriately skilled Suppliers to meet the requirements of the project

iv)	Being the conduit and responsible party for the delivery of information from Supplier concerning service, requirements and plans

v)	Scheduling meetings as needed with Cisco Project Manager to review Supplier performance

(c) Third Party Technology.
Supplier shall provide and pay for the following third party technologies to complete the Services.
N/A

6.    RESOURCES TO BE PROVIDED BY CISCO.
Cisco shall provide the following:
(a) CISCO PRE-EXISTING PROPERTY AND ASSETS.
All property and assets, whether tangible or intangible, provided by Cisco to Supplier shall be Cisco Pre-existing Property. Cisco Pre-Existing Property shall include, but not be limited to the following:

Item	Yes / No	Location	#
A Security Badge (Building Access)
Furnished workspace(s) (cube) in a Cisco establishment
Laptop PC (Standard Cisco Laptop Image)
Intranet (CEC) and Internet Network Access	No
E-Mail account(s)
IP Telephone with voice-mail
Remote Access / VPN connectivity (Soft token) (DES Card)
Access to Cisco On-Site facilities (Break rooms, Restaurants, etc.)
Mobile telephone
Pager
IP Communicator
Access to Conference Call facilities (Meeting place / Meet me)
Fax and photocopying facilities
Additional Items (Please Specify Here)
Cisco pre-existing property and assets may include software and other licensed intellectual property. Supplier shall comply with all license terms and other terms of use of which it has knowledge which may apply to such property and assets.
All Cisco pre-existing property and assets shall be returned to Cisco in good condition, less ordinary wear and tear, upon completion of the SOW. Where any of the property or assets is returned in sub-standard condition or not returned within 5 working days of the SOW’s conclusion, Supplier shall be liable to pay the costs of replacement or repair to the property or assets. Cisco reserves the right to request the return of loaned property and assets.
Cisco property and assets loaned to Supplier shall be used, specifically and exclusively for the performance of the Work specified in this SOW. Failure to comply with this provision shall be a material breach of this

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SOW entitling Cisco to terminate, without limiting other remedies available to it under applicable law or the Agreement.
b) Cisco Resources.
Cisco shall provide the following resources and personnel to complete the Services during the term of this SOW.

Cisco Resources
Team Member	Role	Description	Participation	Primary Location
Not applicable

c) Licensed Programs.
Cisco grants a limited license per Article 7 of the Agreement for the following Licensed Programs for the Designated Sites:

Proposed Licenses
Name of Licensed Program	Number of Licenses	Designated Site
Not applicable

7.    CONFIDENTIAL INFORMATION
The rules related to Confidential Information and how it may be used is covered by the Agreement / Non Disclosure Agreement signed by Cisco and Supplier dated September 6, 2013. To locate the supplier NDA access NDA Central: http://wwwin.cisco.com/legal/nda/index.shtml
a) Description of Supplier’s confidential Information:
All Supplier Confidential Information is defined in the Agreement.
b) Description of Cisco Confidential Information shall include, but not be limited to:

i)	All information accessed by Supplier utilizing the Cisco Intranet (CEC).

ii)	All communications received (including any attachments) utilizing a Cisco provided e-mail account.

iii)	All documents accessed by Supplier associated with the Services and Work Product as specified in this SOW.

iv)	All documentation created by Supplier as part of the Services and Work Product specified in this SOW.

v)	All documentation created by other Suppliers or Cisco Employees accessed by Supplier.

8.    PROJECT MANAGERS

CISCO: Cisco Manager's Name	SUPPLIER: Supplier Manager (Not the Account Manager)
Cisco Systems, Inc.	Covisint Corporation
170 West Tasman Drive	26533 Evergreen Road, Suite 500
San Jose, CA 95134	Southfield, MI 48075
Phone: (000) 00000000	Phone: (000) 00000000
Email: Cisco Manager’s email address	Email: Supplier Manager’s email address

9.    PAYMENT.

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a)	Maximum Payment Amount (if applicable)
Supplier will perform the Services of this SOW for the Term as defined in Section 11 on a firm fixed price basis (either fixed price or time and materials not to exceed a defined amount). The breakdown of the firm fixed price found in Appendix E is for information purposes only. Supplier may not increase the firm fixed price due to an incorrect estimate of work effort detailed in Appendix E.
Annual changes to Supplier rate card shall not impact this fixed price contract.

b)	Payment Method
Milestone Payment Schedule. Supplier shall deliver the Work Product and Services and Cisco shall pay Supplier according to the following payment schedule and as defined in the Agreement:

Service	Payment Terms	Amount Payable
SXP Business Growth Support Subscription Services	Payment under terms of the Agreement	*** in 1 monthly payment

Expenses (total from section 9c):		$***
Total (to include all Payments for services and expenses)		***

A.	Invoices. A single monthly payment of Covisint Subscription Services is payable as defined in the Agreement:

1.	A single *** monthly payment for SXP Business Growth Support Subscription Services commencing upon Effective Date.
(c) Expenses. Cisco shall reimburse reasonable, actual and necessary expenses, provided that the following conditions are met: (i) all expenses must be approved by the Cisco Project Manager in advance of incurring such expense and (ii) a request for reimbursement must be accompanied by such documentation as Cisco may request establishing the type, date, amount, payment and purpose for such expense and that such expenses are incurred in accordance with Cisco’s Non-employee Travel Policy (a copy of the current policy is located at http://wwwin.cisco.com/FinAdm/gpo/gsoglobal/gtme/travel/policies.shtml (or any successor sites) as it may be updated from time to time at Cisco’s sole discretion, and Supplier must comply with any updates to the policy during the term of this SOW). Cisco's maximum liability for all expenses incurred during the execution of this SOW shall not exceed ***
d) Scope Management - Any applicable volumes are defined in the Agreement. Therefore all portions of this Section 9(d) except for the last two paragraphs do not apply.
This SOW is based on the expected volume of cases for the Applications as detailed in the Service Level Agreement (Section 4a).
In the event that case volume exceeds 10% (ten percent) of the stated maximum number of cases for at least three (3) months in a row, Supplier may bring a proposal to the Steering Committee to make changes this SOW to increase capacity. This may or may not involve an increase in cost. Where the proposal involves a proposed increase in cost, the cost increase will be calculated using the following formula;
Monthly charge X % increase X 80%
No capacity increases will be implemented without a prior amended Cisco purchase order to reflect such increases.
In the event that case volume is less than 90% (ninety percent) of the maximum estimated number of cases for at least 3 months in a row and all agreed service levels have been met, Cisco and Supplier shall meet to discuss. If the decrease is expected to be permanent, Cisco and Supplier agree to an equitable reduction in the monthly charge calculated as follows;
Monthly charge X % decrease X 80%
If Cisco introduces a new technology that prevents Supplier from delivering on this SOW, Supplier may bring a proposal to the Steering Committee for resolution. Resolution may result in a modification to this SOW.

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In the event that Cisco adds new applications, Cisco and Supplier will follow the Change Request Process as per Section 12. Any agreed change will be priced according to Cisco approved rate cards.

10.    PLACE OF PERFORMANCE.
The Work shall be performed by Supplier at Covisint’s facility at: 26533 Evergreen Road, Suite 500, Southfield, MI 48075.

11. TERM OF STATEMENT OF WORK.
This SOW shall remain in effect for one (1) month beginning on September 1, 2015 (“Effective Date”) and ending on September 30, 2015 (“Term”).
All Growth Subscription Support Services shall cease at the end of the Term, and no further Growth Subscription Support Services shall be provided by Supplier, or be due and payable by Cisco, until such time that a further SOW or alternative contractual vehicle has been executed by the parties, and a valid purchase order issued thereunder.
Notwithstanding anything to the contrary in the Agreement, Section 15.2 of the Agreement does not apply to this SOW.

12. CHANGE REQUEST PROCESS
It may become necessary to amend this Statement of Work from time to time for reasons including, but not limited to, the following:

a)	Discretionary changes (as agreed by Cisco) in the scope of work such as addition or decommissioning of In Scope named applications

b)	Requested changes to the work hours of Supplier personnel

c)	Non-availability of products, resources or services which are beyond Supplier’s control

d)	Impediments not previously identified

e)	Lack of access to personnel or facilities necessary to complete project
In the event that it is necessary to change this Statement of Work, the following process will be followed:
A Change Request (CR) will be the vehicle for communicating change. The CR must describe the change, reasons for the change, and the effect the change will have on the project, which may include scheduling changes, pricing, etc. A CR may be initiated by either Cisco or Supplier.
The designated Project Manager of the requesting party will review the proposed change and determine whether to submit the request to the other party.
Both Project Managers will review the proposed change and approve it or reject it. If further investigation on the part of Supplier is required in order to determine the scope of the change, any charges for that investigation will be outlined. Both Project Managers will sign the CR, indicating the acceptance of both parties to the changes, which may affect pricing, schedules, and contractual commitments.
Upon acceptance and execution of the Change Request by both Project Managers, the scope of work and costs will be modified appropriately, and the changes will be incorporated into the project.
13. SPECIAL TERMS - The following terms apply to this SOW.
a. Ownership of Work Product under this SOW shall be governed by Section 3 of the Agreement. “Work Product” shall mean any Deliverables, documentation or technology created by or resulting from the activities of Licensor or its subcontractors under this SOW including, without limitation, as documented in Section 3.a)1)a). Work Product, if any, that is not explicitly owned by Supplier or Cisco under Section 3 of the Agreement

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shall be owned by Cisco. Work Product owned by Supplier is included in the definition of “Software” and/or “Hosting Services” under the Agreement.
14. SPECIAL ASSUMPTIONS AND/OR CONDITIONS - This section 14 is not applicable to this SOW.
The pricing and delivery schedule as outlined in this SOW have the following dependencies and assumptions. Should there be a material change in assumptions, Supplier leadership team and the Cisco IT leadership team will assess the variance and determine if a Change Order is required.
IN WITNESS WHEREOF, the parties hereto have caused this SOW to be executed by their duly Authorized Representatives.

CISCO SYSTEMS, INC. Name: John Morrell Title: Senior Director Date: September 30, 2015 Signature: /s/ John Morrell	Covisint Corporation Name: Joel Kremke Title: Senior Vice President Date: September 30, 2015 Signature: /s/ Joel Kremke

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Appendix A: Definitions

All acronyms, especially Cisco specific acronyms for application names, processes, project, programs, teams, etc. should be included in this appendix. Even acronyms commonly used in the relevant industry should be included to avoid any misunderstanding.

The definition in Section 1.2 of Exhibit H in the Agreement is hereby deleted and replaced by the following:
“Cisco Customer” means an individual or entity with a legally binding contract with Cisco to allow one or more End Users to access, use, develop upon or resell the SXP Platform.
For the purposes of this SOW, the following definitions are added to the Agreement. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.
“SXP Platform” means Cisco Exchange Portal as defined in the Agreement.

Project Organization

•
Cisco Project Manager - Owner of this SOW and responsible for project delivery, developing standards for measuring project status/progress, developing standards for risk identification/reporting, developing standards for issue identification/resolution, developing an escalation/resolution process, project status and coordination of Cisco resources in support of this project. This person has decision making authority regarding project decisions, work product definition and acceptance.

•
Steering Committee - Cisco shall leverage a Steering Committee (“Steering Committee”), made up of a number of key executives from Cisco that will meet monthly to: (i) review and analyze the monthly project performance reports for the preceding month and the overall performance of the parties in connection with this project; (ii) review progress on the resolution of issues; (iii) provide a strategic outlook for Cisco’s requirements; and (iv) attempt to resolve, or designate individuals to attempt to resolve, any disputes or disagreements in connection with this project. Supplier will not be part of the Steering Committee. The Cisco Project Manager shall lead the Steering Committee meetings and provide consolidated content.

•
Executive Sponsor - The Executive Sponsor is a Steering Committee member and a key stakeholder. This person provides communication to participating functions and individuals regarding project priorities, objectives, support requirements and authorizes the needed resources. The Executive Sponsor empowers the Cisco Project Manager and serves as an escalation point.

•
Core Team - Cisco and Supplier shall jointly maintain a core team (“Core Team”), made up of resources from Cisco and Supplier. The Cisco Project Manager, Executive Sponsor and Steering Committee will provide the Core team with schedule, scope, decisions, resolution of issues and coordination.

•
Supplier Project Manager - Supplier shall provide this resource to oversee and coordinate all Supplier resources for the successful completion of the Deliverables. This person is considered Key Personnel. This person shall ensure Supplier abides by the standards and processes established by the Cisco Project Manager.

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Appendix B: Cisco Standard Document Templates and Sample Reports

Attach any document templates you want Supplier to use e.g. PowerPoint templates, Word templates for weekly updates, etc. Attach any report templates you want Supplier to use e.g. Word templates for weekly update etc.

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Appendix C: CSPO Information Classification Policy

The current CSPO Information Classification Policy is located at http://wwwin.cisco.com/infosec/policies/classification.shtml (or any successor sites) as it may be updated from time to time at Cisco’s sole discretion, and Supplier must comply with any updates to the policy during the term of this SOW.

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Appendix D : Rate Card for Change Orders

Role	Level	Daily rate US$
Project Manager	5 years + experience
Analyst	3 years + experience

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Appendix E: Fixed Price Breakdown

Applicable for time and materials engagements only.

Supplier’s planned headcount for this work is detailed below, however as this is a Fixed price engagement, Supplier shall not increase the agreed Fixed Price to charge for resources in excess of the plan unless such resources are required as a result of an approved Change order per Section 12.

A	B	C	D	E	F (C * D * E)
Role	Level	Daily Rate US$	Number of resources	No. of man days	Total
Project Manager	5 years + experience
Analyst	3 years + experience

Total resource cost
Expenses
Contingency
Total
The total in Column F above MUST equal the total within section 9b (Payment) of the SOW.

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